UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2009 (May 25, 2009)

QNECTIVE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50494	57-1094726
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Thurgauerstrasse 54, CH-8050, Zurich, Switzerland
(Address of principal executive offices)

Registrant’s telephone number, including area code +41-44-307-5020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2009, the Board of Directors of Qnective, Inc. (the “Company”) adopted an amendment to the Company’s Equity Incentive Plan (the “Plan”) increasing the number of shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) to be reserved for issuance to 3,000,000 from 750,000.

On May 26, 2009, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with Mrs. Francoise Lanter (“Lanter”), the Chief Financial Officer of the Company.  Pursuant to the Agreement and in accordance with the Plan, Lanter was granted one million fifty thousand shares of Common Stock (the “Shares”), in consideration for services rendered to the Company.  The Board of Directors of the Company valued the Shares granted to Lanter at a price of $.10 per Share or $105,000.00 in the aggregate.  The Shares were issued in a private transaction pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (“Regulation S”).  The Company did not engage in a distribution of the Shares in the United States.  Lanter represented that she is not a U.S. person (as defined in Regulation S) and that she did not acquire the Shares for the account or benefit of a U.S. person.

The foregoing description of the Subscription Agreement is qualified in its entirety by reference to the provisions of the Subscription Agreement attached to this report as Exhibit 10.3.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1
The Equity Incentive Plan of Qnective, Inc. (filed as Exhibit 10.4 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2009 and hereby incorporated by reference herein).

Exhibit 10.2	Amendment No. 1 to The Equity Incentive Plan of Qnective, Inc.
Exhibit 10.3	Subscription Agreement, dated May 26, 2009, by and between Qnective, Inc. and Mrs. Francoise Lanter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2009	QNECTIVE, INC.

	By:	/s/ Oswald Ortiz
Oswald Ortiz
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1
The Equity Incentive Plan of Qnective, Inc. (filed as Exhibit 10.4 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2009 and hereby incorporated by reference herein).

Exhibit 10.2	Amendment No. 1 to The Equity Incentive Plan of Qnective, Inc.
Exhibit 10.3	Subscription Agreement, dated May 26, 2009, by and between Qnective, Inc. and Mrs. Francoise Lanter.